UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 6, 2008

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

 (State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As previously disclosed, on April 30, 2008, Hoop Retail Stores, LLC and Hoop Canada, Inc. (collectively, “Hoop”) and The Children’s Place Services Company, LLC, each a subsidiary of The Children’s Place Retail Stores, Inc. (the “Company”), transferred a substantial portion of the Disney Store business and assets ( the “Private Sale”) to affiliates of The Walt Disney Company, T2 Acquisition, LLC and T1 WDC Inc. (collectively, “Disney”).  The sale of the Disney Store business met the assets held for sale and discontinued operations criteria, and, accordingly, was reclassified by the Company to discontinued operations for all periods.

The Company is filing this Current Report of Form 8-K for the purpose of providing audited consolidated financial statements as of February 2, 2008, and for each of the two fiscal years for the period ended February 2, 2008, to reflect the discontinued operations reclassification noted above. The Company is also providing the following relating to these audited financial statements: Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements. With this filing, the Company is making available information that would not have otherwise been disclosed until filing the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

The Company has not otherwise updated its financial statements for activities or events occurring after the date this information was presented in its Annual Report on Form 10-K (“Fiscal 2007 Form 10-K”) for the fiscal year ended February 2, 2008.  Unaffected items in the Company’s Fiscal 2007 Form 10-K have not been repeated in this Current Report on Form 8-K. The Company reported its financial results with the Disney Store business reclassified to discontinued operations for the thirteen weeks ended May 3, 2008 in its Quarterly Report on Form 10-Q which was filed with the Securities and Exchange Commission on June 12, 2008.

A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.4 and is incorporated in this Item 8.01 by reference.

Forward-Looking Statements

This current report may contain certain forward-looking statements regarding future circumstances.  These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially.  Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its report on Forms 10-K.  Risks and uncertainties relating to the exit of the Disney Store business, including the risk that claims may be asserted against the Company or its subsidiaries other than Hoop, whether or not such claims have any merit, and the Company’s ability to successfully defend such claims, the risk that Disney may bring litigation against the Company and assert various claims under the agreements relating to the Company’s exit from the Disney Store business and the Private Sale, as well as risks and uncertainties relating to other elements of the Company’s strategic review, could cause actual results, events and performance, to differ materially.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  The inclusion of any statement in this report does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

	23.1	Consent of BDO Seidman LLP, Independent Registered Public Accounting Firm.
	99.1	Selected Financial Data.
	99.2	Management’s Discussion and Analysis of Financial Conditions and Results of Operations.
	99.3	Consolidated Financial Statements.
Report of Independent Registered Public Accounting Firm.
Consolidated Balance Sheet as of February 2, 2008.
Consolidated Statements of Operations for the fiscal years ended February 2, 2008 and February 3, 2007.
Consolidated Statements of Changes in Stockholders’ Equity for the fiscal years ended February 2, 2008 and February 3, 2007.
Consolidated Statements of Cash Flows for the fiscal years ended February 2, 2008 and February 3, 2007.
Notes to Consolidated Financial Statements.
	99.4	Press Release, dated August 6, 2008, issued by the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2008

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance and
Administration